LEGG MASON US GOVERNMENT INTERMEDIATE PORTFOLIO
                 -----------------------------------------------
                                 Primary Shares
                                 --------------

January 1, 1996 - December 31, 1996 (one year)
----------------------------------------------
  Cumulative Total Return:
  ------------------------

ERV=   (10.31 x  1.962539) - (10.47 x 1.849851)  x 1000 + 1000 =   1044.70
       ----------------------------------------
                  (10.47 x 1.849851)

   P    = 1000

   C    = 1044.7   -  1  =   .044704  = 4.47%
          ------                        -----
           1000


   Average Annual Return:  Same
   ----------------------


January 1, 1992 - December 31, 1996 (five years)
------------------------------------------------
  Cumulative Total Return:
  ------------------------

ERV=   (10.31 x  1.962539) - (10.77 x 1.420945)  x 1000 + 1000 = 1322.16
       ----------------------------------------
                  (10.77 x 1.420945)

   P    = 1000

   C    = 1322.16   -  1  = 0.3221599  = 32.22%
          -------                        -----
           1000

Average Annual Return:
----------------------
             1
             -
             5
(0.3222 + 1)             - 1  = 0.0574  = 5.74%
                                          -----


August 7, 1987 - December 31, 1996 (life of fund)
-------------------------------------------------
  Cumulative Total Return:
  ------------------------

   ERV  = (10.31  X  1.962539)  -  (10.00 x 1.0)  x  1000 + 1000 = 2023.38
          --------------------------------------
                     (10.00 x 1.0)

   P    = 1000

   C    = 2023.38   -  1  =  0.93679   = 102.34%
          -------                        ------
           1000

   Average Annual Return:
   ----------------------
                  1
               ------
               9.4055
 (1.02337 + 1)                 -  1  =  0.0778  = 7.78%
                                                  ----

                 LEGG MASON US GOVERNMENT INTERMEDIATE PORTFOLIO
                 -----------------------------------------------
                                Navigator Shares
                                ----------------

January 1, 1996 - December 31, 1996 (one year)
  Cumulative Total Return:

ERV=   (10.31 x  1.139612) - (10.47 x 1.067838)  x 1000 + 1000 =   1050.91
       ----------------------------------------
                  (10.47 x 1.067838)

   P    = 1000

   C    = 1050.91   -  1  =   .050905  = 5.09%
          -------                        -----
           1000


   Average Annual Return:  Same
   ----------------------


December 1, 1994 - December 31, 1996 (life of fund)
---------------------------------------------------
  Cumulative Total Return:
  ------------------------

   ERV  = (10.31  X  1.139612)  -  (9.72 x 1.0)  x  1000 + 1000 = 1208.79
          -------------------------------------
                      (9.72 x 1.0)

   P    = 1000

   C    = 1208.79   -  1  =  0.2087859   = 20.88%
          -------                          -----
           1000

   Average Annual Return:
   ----------------------
                    1
                 -------
                 2.08493
 (0.2087859 + 1)                 -  1  =  0.0952  = 9.52%
                                                    ----

                  LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
                  --------------------------------------------
                                 Primary Shares
                                 --------------

January 1, 1996 - December 31, 1996 (one year)
----------------------------------------------
  Cumulative Total Return
  -----------------------

   (10.22 x 2.122211) - (10.44 x 1.991702)  x 1000 + 1000 = 1043.07
   ---------------------------------------
             (10.44 x 1.991702)

   P    = 1000

   C    = 1043.07   -  1  = 0.04307  = 4.31%
          -------                      ----
           1000

   Average Annual Return:  Same


January 1, 1992 - December 31, 1996 (5 years)
---------------------------------------------
  Cumulative Total Return:
  ------------------------

   ERV  = (10.22  X 2.122211)  -  (10.71 x 1.429624)  x  1000 + 1000 =  1416.54
          ------------------------------------------
                      (10.71 x 1.429624)

   P    = 1000

   C    = 1416.54   -  1  =  0.416537   = 41.65%
          -------                         -----
            1000

   Average Annual Return:
                  1
                  -
                  5
   (0.416537 + 1)         -  1  =  0.0721  = 7.21%
                                             ----


August 7, 1987 - December 31, 1996 (life of fund)
-------------------------------------------------
  Cumulative Total Return
  -----------------------

   ERV  = (10.22  X 2.122211)  -  (10.00 x 1.0)  x  1000 + 1000 = 2168.90
          -------------------------------------
                       (10.00 x 1.0)

   P    = 1000

   C    = 2168.90   -  1  = 1.16890  = 116.89%
          -------                      ------
           1000

   Average Annual Return:
   ----------------------
                 1
              ------
              9.4055
(1.16890 + 1)                  -  1  = 0.0858  = 8.58%
                                                 ----

                  LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
                  --------------------------------------------
                                Navigator Shares
                                ----------------

January 1, 1996 - December 31, 1996 (one year)
----------------------------------------------
  Cumulative Total Return:
  ------------------------

ERV=   (10.22 x  1.074167) - (10.44 x 1.002565)  x 1000 + 1000 =   1048.84
       ----------------------------------------
                  (10.44 x 1.002565)

   P    = 1000

   C    = 1048.84   -  1  =   .048841  = 4.88%
          -------                        -----
           1000


   Average Annual Return:  Same

December 18, 1995 - December 31, 1996 (life of fund)
  Cumulative Total Return

   ERV  = (10.22  X  1.074167)  -  (10.32 x 1.0)  x  1000 + 1000 = 1063.76
          --------------------------------------
                     (10.32 x 1.0)

   P    = 1000

   C    = 1063.76   -  1  = 0.063758  = 6.38%
          -------                       ----
           1000


   Average Annual Return:
   ----------------------
                  1
               -------
               1.03836
(1.063758 + 1)                   -  1  = 0.0613  = 6.13%
                                                   ----

                U.S. GOVERNMENT MONEY MARKET YIELD CALCULATIONS:
                ------------------------------------------------



1.       7 day yield at 12/31/96 annualized:

                  [7 days dividends ended 12/31/96 / 7 x 366]          =
                  -------------------------------------------
                                   $1.00 (NAV)


                  (.000911602 / 7 x 366)    =        4.77%
                  ----------------------
                           1.00


2.       Effective yield:
                                             366
                                             ---
                                              7
                  [base period return + 1]           -1       =

                                     366
                                     ---
                                      7
                  (.000911602 + 1)                   - 1      =        4.88%

                         LEGG MASON HIGH YIELD PORTFOLIO
                         -------------------------------


January 1, 1996 - December 31, 1996 (one year)
----------------------------------------------
  Cumulative Total Return
  -----------------------

   (15.37 x  1.285181) - (14.62 x 1.175759)  x 1000 + 1000 = 1149.14
   ----------------------------------------
                (14.62 x 1.175759)

   P    = 1000

   C    = 1149.14   -  1  = 0.149139  = 14.91%
          -------                       -----
            1000

   Average Annual Return:  Same


February 1, 1994 - December 31, 1996 (life of fund)
---------------------------------------------------
  Cumulative Total Return
  -----------------------

   ERV  = (15.37  X  1.2851810)  -  (15.00 x 1.0)  x  1000 + 1000 = 1316.88
          ---------------------------------------
                      (15.00 x 1.0)

   P    = 1000

   C    = 1316.88  -  1  =  0.316882  = 31.69%
          -------                       ------
           1000

   Average Annual Return:
   ----------------------
                   1
               --------
               2.915068
(0.316882 + 1)              -  1  = 0.0989  = 9.89%
                                              ----